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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 24, 2003
                                                          --------------

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

      New Jersey                      0-29030                  22-3475473
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(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)


                399 Route 23
            Franklin, New Jersey                                07416
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           (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

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Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

              99           Press release issued by Registrant on April 24, 2003.

Item 9.  Regulation FD Disclosure
         ------------------------

     On April 24, 2003, the Registrant released a press release setting forth comments made by its Chairman and Chief Executive Officer at the Registrant's 2003 Annual Meeting of Shareholders on April 23, 2003.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                              SUSSEX BANCORP
                                              --------------
                                               (Registrant)

Dated:   April 24, 2003                   By: /s/ Candace A. Leatham
                                          --------------------------
                                          CANDACE A. LEATHAM
                                          Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press release issued April 24, 2003.                 5



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